UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Invesco Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
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☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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INVESCO LTD.
1360 PEACHTREE STREET NE, ATLANTA, GEORGIA 30309
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on
Wednesday, May 14, 2008

To view the Proxy Statement and Annual Report on
the Internet, have the 11-digit Control #(s)
shown below and visit:
http://bnymellon.mobular.net/bnymellon/ivz

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2008 to facilitate timely delivery.
Dear Invesco Shareholder:
The 2008 Annual General Meeting of Shareholders of Invesco Ltd. (the “Company”) will be held in the Walter C. Hill Auditorium at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, Georgia 30309, on Wednesday, May 14, 2008, at 1:00 p.m. (local time). The following proposals will be voted upon at the Annual General Meeting:
(1)	to elect three directors to serve until the 2011 Annual General Meeting;

(2)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm;

(3)	to approve the Invesco Ltd. 2008 Global Equity Incentive Plan;

(4)	to approve the Invesco Ltd. Executive Incentive Bonus Plan; and

(5)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
The Board of Directors recommends a vote “FOR” Items 1 through 4.
The record date for the Annual General Meeting is March 14, 2008. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Shareholders of record are cordially invited to attend the Annual General Meeting. Directions on how to attend the Annual General Meeting and vote in person can be found on our website at: www.invesco.com/invest.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

SEE THE REVERSE SIDE FOR INSTRUCTIONS ON HOW TO ACCESS PROXY MATERIALS AND VOTE ONLINE.

ACCESSING YOUR PROXY MATERIALS ONLINE
The Proxy Materials for Invesco Ltd. are available to review at:
http://bnymellon.mobular.net/bnymellon/ivz
The following Proxy Materials are available for you to review online:
•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER FOUND ON THE FRONT PAGE
OF THIS NOTICE TO VOTE YOUR PROXY ELECTRONICALLY.
To request a paper copy of the Proxy Materials, please call 1- 888-313-0164, (outside the U.S. and Canada 201- 680-6688) or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging on to http://bnymellon.mobular.net/bnymellon/ivz
Have this Notice available WHEN YOU WANT TO VIEW your Proxy Materials online or WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY
or WHEN YOU WANT TO REQUEST A PAPER COPY of the Proxy Materials.